UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2021

CM Life Sciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39482	85-1966622
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Corvex Management LP

667 Madison Avenue

New York, New York 10065

(Address of principal executive offices, including zip code)

 (212) 474-6745

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one redeemable warrant	CMLFU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	CMLF	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	CMLFW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On July 21, 2021, CM Life Sciences, Inc., a Delaware corporation (“CMLS” or following the “Company”), held the Special Meeting of its stockholders (the “Special Meeting”). At the Special Meeting, a total of 39,328,080 (71.06%) of CMLS’s issued and outstanding shares of common stock held of record as of June 21, 2021, the record date for the Special Meeting, were present either in person or represented by proxy, which constituted a quorum. CMLS’s stockholders voted on the following proposals at the Special Meeting, each of which was approved. The final vote tabulation for each proposal is set forth below.

(a)	Proposal No. 1 — The Business Combination Proposal — to approve the agreement and plan of merger, dated as of February 9, 2021 as amended by the Amendment to Agreement and Plan of Merger dated May 3, 2021 (as the same may be further amended and/or restated from time to time, the “Merger Agreement”), by and among CMLS, S-IV Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of CMLS (“Merger Sub”), and Mount Sinai Genomics, Inc. d/b/a Sema4, a Delaware corporation (“Sema4”), and the transactions contemplated thereby, including the merger of Merger Sub with and into Sema4 (the “Merger”) with Sema4 surviving the Merger as a wholly owned subsidiary of the Company, and the issuance of common stock to Sema4 equity holders as merger consideration, (the transactions contemplated by the Merger Agreement, the “Business Combination” and such proposal, the “Business Combination Proposal”):

Votes For	Votes Against	Abstentions	Broker Non-Votes
39,300,046	4,639	23,395

(b)	Proposal No. 2 — The Nasdaq Stock Issuance Proposal — to approve, assuming the Business Combination Proposal is approved and adopted, for the purposes of complying with the applicable listing rules of the Nasdaq Stock Market (“Nasdaq”), the issuance of more than 20% of CMLS’s outstanding Class A common stock (the “common stock”) in connection with the Business Combination and the subscription agreements, each dated as of February 9, 2021 (the “PIPE Investor Subscription Agreements”), with certain institutional investors (including affiliates of CMLS’s sponsor and existing investors in Sema4) (the “PIPE Investors”), including (i) up to 35,000,000 shares of common stock to the PIPE Investors, which includes affiliates of CMLS’s sponsor that subscribed for 9,500,000 shares of common stock and (ii) up to 147,922,735 shares of common stock to holders of Sema4 capital stock pursuant to the terms of the Merger Agreement, (such proposal the “Nasdaq Stock Issuance Proposal”):

Votes For	Votes Against	Abstentions	Broker Non-Votes
39,265,951	35,563	26,566

(c)	Proposal No. 3 — The Charter Approval Proposal — to approve, assuming the Business Combination Proposal and the Nasdaq Stock Issuance Proposal are approved and adopted, the proposed amended and restated certificate of incorporation of the Company in the form attached to CMLS’s definitive proxy statement dated July 2, 2021 (the “Proposed Charter”), which will replace CMLS’s current amended and restated certificate of incorporation, dated September 1, 2020 (the “Current Charter”), (such proposal the “Charter Approval Proposal”):

Votes For	Votes Against	Abstentions	Broker Non-Votes
38,632,981	669,832	25,267

(d)	Proposal No.4 — Governance Proposal — to approve, on a non-binding advisory basis, a separate proposal, which would change the stockholder vote required to amend the Company’s certificate of incorporation from a simple majority to an affirmative vote of at least two-thirds of the stockholders of the Company, as further described in CMLS’s definitive proxy statement dated July 2, 2021, (such proposal the “Governance Proposal”):

Votes For	Votes Against	Abstentions	Broker Non-Votes
32,316,256	6,983,639	28,185

(e)	Proposal No. 5 — The Incentive Plan Proposal — to approve, assuming the Business Combination Proposal, the Nasdaq Stock Issuance Proposal and the Charter Approval Proposal are approved and adopted, the Sema4 Holdings Corp 2021 Equity Incentive Plan (the “Sema4 Holdings Corp Incentive Plan”), including the authorization of the initial share reserve under the Sema4 Holdings Corp Incentive Plan, including with respect to the number of shares that may be issued pursuant to the exercise of incentive stock options granted (such proposal the “Incentive Plan Proposal”):

Votes For	Votes Against	Abstentions	Broker Non-Votes
34,310,920	4,942,837	74,323

(f)	Proposal No. 6 — The ESPP Proposal — to approve, assuming the Business Combination Proposal, the Nasdaq Stock Issuance Proposal, the Charter Approval Proposal and the Incentive Plan Proposal are approved and adopted, the Sema4 Holdings Corp 2021 Employee Stock Purchase Plan (the “ESPP”), including the authorization of the initial share reserve under the ESPP (such proposal the “ESPP Proposal”):

Votes For	Votes Against	Abstentions	Broker Non-Votes
36,408,724	2,843,771	75,585

(g)	Proposal No. 7 — The Director Election Proposal — to approve, assuming the Business Combination Proposal, the Nasdaq Stock Issuance Proposal, the Charter Approval Proposal, the Incentive Plan Proposal and the ESPP Proposal are approved and adopted (the “Condition Precedent Proposals”), the election of nine (9) directors to serve on the Company’s board of directors, each for a three-year term or until such director’s successor has been duly elected and qualified, or until such director’s earlier death, resignation, retirement or removal; alternatively, in the event the Condition Precedent Proposals are not approved, to elect two directors to serve as Class I directors on CMLS’s board of directors, each for a term of three years expiring at the annual meeting of stockholders to be held in 2024 or until such director’s successor has been duly elected and qualified, or until such director’s earlier death, resignation, retirement or removal, (such proposal the “Director Election Proposal”):

Votes For	Votes Against	Abstentions	Broker Non-Votes
38,456,600	47,528	823,952

(h)	Proposal No. 8 — The Adjournment Proposal — to consider and vote upon a proposal to approve, if necessary, the adjournment of the Special Meeting to a later date or dates to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the any of the Business Combination Proposal, the Nasdaq Stock Issuance Proposal, the Charter Approval Proposal, the Incentive Plan Proposal and the ESPP Proposal, (such proposal the “Adjournment Proposal”):

Votes For	Votes Against	Abstentions	Broker Non-Votes
39,273,271	21,716	33,093

(i)	Proposal No. 9 — The Auditor Ratification Proposal — To consider and vote upon a proposal to approve the ratification of WithumSmith+ Brown, PC as CMLS’s independent registered public accounting firm for the fiscal year ending December 31, 2020 (such proposal the “Auditor Ratification Proposal”):

Votes For	Votes Against	Abstentions	Broker Non-Votes
36,174,788	23,072	3,130,220

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CM LIFE SCIENCES, INC.

	By:	/s/ Brian Emes
	Name:	Brian Emes
	Title:	Chief Financial Officer and Secretary
Date: July 21, 2021

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